UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE
TAX-MANAGED
GLOBAL
BUY-WRITE
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC")permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager

Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

Thomas Seto Parametric Portfolio Associates LLC Co-Portfolio Manager

David Stein, Ph.D. Parametric Portfolio Associates LLC Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end. Foreign markets, as represented by the Morgan Stanley Capital International Europe, Far East and Australasia Index fared well in 2007. In Europe, markets performed well in the first half of 2007, driven by ample liquidity. However, as the expanding credit crisis hit in the second half of the year, the markets retrenched, pulled lower by the financial sector. The Japanese market posted its worst showing in five years in 2007, largely due to the dampening effect of the surging Yen on the country’s exports.

• For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks out-performed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks, including stocks of U.S. issuers (the “U.S. Segment”) and stocks of non-U.S. issuers (the “International Segment”). Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options on a substantial portion of the value of the Fund’s total investments. During the year ended December 31, 2007, the Fund continued to provide shareholders with attractive quarterly distributions.

Eaton Vance tax-managed Global Buy-Write Opportunities Fund

Total Return Performance 12/31/06 – 12/31/07

NYSE Symbol		ETW

At Net Asset Value (NAV)		10.55%
At Market		-6.08%
S&P 500 Index(1)		5.49%
NASDAQ 100 Index(1)		19.24%
CBOE S&P 500 Buy-Write Index(1)		6.59%
CBOE NASDAQ 100 Buy-Write Index(1)		7.25%
FTSE Eurotop 100 Index(1)		17.03%
Total Distributions per share		$1.80
Distribution Rate(2)	On NAV	9.15%
	On Market	10.37%

(1) It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

(2) Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2007

FUND PERFORMANCE

• At net asset value (NAV), the Fund outperformed comparative indices, the CBOE S&P 500 Buy-Write Index, the CBOE NASDAQ 100 Buy-Write Index and the S&P500 Index, while underperforming the NASDAQ 100 Index and the FTSE Eurotop 100 Index during the year ended December 31, 2007. Market volatility created opportunities for the Fund, as shown by the Fund’s performance at NAV. However, the adverse reaction of investors to volatility caused the Fund’s market share price, like those of many other closed end funds, to trade at a discount to NAV and register a negative return. At December 31, 2007, the Fund held a diversified portfolio encompassing a broad range of the U.S. economy, as well as investments in a variety of foreign countries. The Fund’s investments in the U.S. Segment constituted approximately52% of total investments. The Fund’s investments in non-U.S. issuers (the “International Segment”) represented approximately 48% of total investments. The majority of the Fund’s non-U.S. investments were divided between European markets and Japan. Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2007 were information technology, financials, health care, consumer discretionary and industrials.

• At December 31, 2007, the Fund had written call options on 99.6% of its equity holdings. The Fund seeks current earnings from option premiums. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. This expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options and therefore the premiums available from option writing strategies. The implied volatility of equity based options increased during the year, spurred, in part, by difficulties in subprime mortgages and turmoil in the international markets. The Fund was able to “monetize” some of the increased volatility in the form of higher premiums over the twelve months ended December 31, 2007.

Fund Performance

NYSE Symbol	ETW

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	-6.08%
Life of Fund (9/30/05)	5.42

Average Annual Total Returns (at net asset value)
One Year	10.55%
Life of Fund (9/30/05)	1 1.43

Fund Composition

Ten Largest Equity Holdings(1)

By total investments

Apple, Inc.	3.8%
Microsoft Corp.	2.3
Google, Inc., Class A	2.0
Exxon Mobil Corp.	1.5
QUALCOMM, Inc.	1.4
Total SA	1.3
Cisco Systems, Inc.	1.3
Nestle SA	1.3
Telefonica SA	1.3
HSBC Holdings PLC	1.3

(1) Ten Largest Equity Holdings represented 17.5% of the Fund’s total investments as of 12/31/07. The ten largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

Common Stock Sector Allocation(2)

By total investments

(2) Reflects the Fund’s total investments as of 12/31/07. Sector allocations are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares ,or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.1%
Security	Shares	Value
Aerospace & Defense — 0.7%
General Dynamics Corp.	66,702	$5,935,811
Honeywell International, Inc.	152,231	9,372,863
		$15,308,674
Air Freight & Logistics — 1.0%
CH Robinson Worldwide, Inc.	84,275	$4,560,963
Deutsche Post AG	260,128	8,931,935
Expeditors International of Washington, Inc.	60,642	2,709,485
FedEx Corp.	28,786	2,566,848
Yamato Holdings Co., Ltd.	115,701	1,663,122
		$20,432,353
Airlines — 0.0%
Japan Airlines Corp.(1)	335,000	$759,698
		$759,698
Auto Components — 0.4%
Bridgestone Corp.	72,000	$1,271,162
Cooper Tire and Rubber Co.	33,444	554,502
Johnson Controls, Inc.	114,456	4,124,994
NGK Spark Plug Co., Ltd.	20,000	346,790
NHK Spring Co. Ltd.	36,000	328,596
Stanley Electric Co., Ltd.	17,200	427,198
Sumitomo Rubber Industries, Inc.	25,000	218,989
Toyoda Gosei Co., Ltd.	5,900	207,943
Toyota Industries Corp.	9,000	364,894
		$7,845,068
Automobiles — 1.8%
DaimlerChrysler AG	188,560	$18,275,212
Harley-Davidson, Inc.	54,623	2,551,440
Honda Motor Co., Ltd.	120,700	3,987,306
Isuzu Motors, Ltd.	86,000	386,093
Mitsubishi Motors Corp.(1)	172,000	288,201
Nissan Motor Co., Ltd.	70,500	769,472
Toyota Motor Corp.	90,707	4,830,938
Volkswagen AG	21,183	4,869,275
Volkswagen AG (Preference Shares)	10,264	1,508,258
		$37,466,195

Security	Shares	Value
Beverages — 1.2%
Brown-Forman Corp., Class B	9,015	$668,102
Carlsberg A/S	16,803	2,022,855
Coca-Cola Co. (The)	19,951	1,224,393
Hansen Natural Corp.(1)	14,747	653,145
Heineken NV	30,199	1,950,332
Ito En, Ltd.	16,600	315,827
Ito En, Ltd. (Preferred Shares)	4,980	71,191
Kirin Holdings Co., Ltd.	75,000	1,100,294
Pepsi Bottling Group, Inc.	19,042	751,397
PepsiCo, Inc.	140,963	10,699,092
Pernod-Ricard SA	8,806	2,032,263
Sapporo Holdings, Ltd.	160,000	1,288,350
Scottish & Newcastle PLC	78,394	1,149,830
Takara Holdings, Inc.	137,000	821,601
		$24,748,672
Biotechnology — 1.8%
Amgen, Inc.(1)	32,048	$1,488,309
Amylin Pharmaceuticals, Inc.(1)	38,385	1,420,245
Biogen Idec, Inc.(1)	189,353	10,777,973
CV Therapeutics, Inc.(1)	50,000	452,500
Gilead Sciences, Inc.(1)	439,064	20,201,335
ImClone Systems, Inc.(1)	20,000	860,000
Martek Biosciences Corp.(1)	12,388	366,437
Regeneron Pharmaceuticals, Inc.(1)	124,547	3,007,810
		$38,574,609
Building Products — 0.2%
Asahi Glass Co., Ltd.	175,497	$2,321,016
Compagnie de Saint-Gobain	17,246	1,625,231
JS Group Corp.	31,700	505,772
Sanwa Shutter Corp.	122,000	598,952
		$5,050,971
Capital Markets — 2.5%
Bank of New York Mellon Corp. (The)	126,879	$6,186,620
Charles Schwab Corp. (The)	56,270	1,437,698
Federated Investors, Inc., Class B	15,936	655,926
Franklin Resources, Inc.	43,596	4,988,690
Goldman Sachs Group, Inc.	19,848	4,268,312
Lehman Brothers Holdings, Inc.	12,050	788,552

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Capital Markets (continued)
Matsui Securities Co., Ltd.	30,000	$234,299
Merrill Lynch & Co., Inc.	85,000	4,562,800
Morgan Stanley	81,330	4,319,436
Nikko Cordial Corp.	65,803	978,961
Nomura Holdings, Inc.	89,400	1,497,884
Northern Trust Corp.	66,797	5,115,314
UBS AG	353,092	16,280,260
		$51,314,752
Chemicals — 1.9%
Air Products and Chemicals, Inc.	9,559	$942,804
BASF AG	124,811	18,508,479
Daicel Chemical Industries, Ltd.	62,000	370,747
Dainippon Ink and Chemicals, Inc.	120,000	598,263
Dow Chemical Co. (The)	73,566	2,899,972
E.I. du Pont de Nemours & Co.	19,328	852,172
Eastman Chemical Co.	11,375	694,899
Ecolab, Inc.	22,890	1,172,197
Imperial Chemical Industries PLC	98,412	1,306,646
Mitsubishi Chemical Holdings Corp.	41,000	312,817
Mitsubishi Gas Chemical Co.	43,000	418,311
Monsanto Co.	17,285	1,930,562
Nippon Kayaku Co., Ltd.	180,672	1,172,564
Nissan Chemical Industries, Ltd.	87,000	1,134,798
Nitto Denko Corp.	5,000	262,784
Rohm and Haas Co.	12,829	680,835
Shin-Etsu Chemical Co., Ltd.	71,400	4,440,452
Sumitomo Bakelite Co., Ltd.	39,000	233,616
Taiyo Nippon Sanso Corp.	72,000	676,501
Teijin, Ltd.	179,000	762,884
Tokuyama Soda Co., Ltd.	21,000	209,529
Zeon Corp.	24,000	143,160
		$39,724,992
Commercial Banks — 7.3%
Alliance and Leicester PLC	84,903	$1,062,126
Banca Monte Dei Paschi Siena SpA	201,200	1,074,503
Banco Santander Central Hispano SA	1,031,998	22,289,053
Bank of Yokohama, Ltd.	113,000	787,316
Barclays PLC	1,047,039	10,574,358
Bayerische Hypo-Und Vereinsbank AG	22,398	1,427,214
BB&T Corp.	82,529	2,531,164
BNP Paribas SA	158,748	17,224,145

Security	Shares	Value
Commercial Banks (continued)
Commerzbank AG	36,098	$1,373,408
DnB NOR ASA	105,036	1,597,806
Fifth Third Bancorp	125,969	3,165,601
Fukuoka Financial Group, Inc.	32,000	186,881
HSBC Holdings PLC	1,570,038	26,446,494
Intesa Sanpaolo SpA	1,291,944	10,167,033
Joyo Bank, Ltd.	37,000	206,787
Lloyds TSB Group PLC	1,080,644	10,176,084
Marshall & Ilsley Corp.	36,714	972,187
Mitsubishi UFJ Financial Group, Inc.	36,720	346,267
Mizuho Financial Group, Inc.	64	304,861
Mizuho Trust & Banking Co., Ltd.	111,000	204,672
Popular, Inc.	28,772	304,983
Regions Financial Corp.	129,449	3,061,469
Royal Bank of Scotland PLC	1,502,027	13,262,081
Societe Generale	85,869	12,419,146
Sumitomo Mitsui Financial Group, Inc.	102	754,828
Sumitomo Trust and Banking Co., Ltd.	150,955	994,906
Synovus Financial Corp.	77,625	1,869,210
Wachovia Corp.	111,692	4,247,647
Wells Fargo & Co.	110,189	3,326,606
Zions Bancorporation	25,092	1,171,545
		$153,530,381
Commercial Services & Supplies — 0.8%
Adecco SA	28,437	$1,528,630
Avery Dennison Corp.	23,372	1,241,988
Dai Nippon Printing Co., Ltd.	51,000	746,982
Equifax, Inc.	15,217	553,290
Experian Group, Ltd.	133,660	1,055,698
Half (Robert) International, Inc.	15,815	427,638
Manpower, Inc.	23,198	1,319,966
Rentokil Initial PLC	622,126	1,483,809
RR Donnelley & Sons Co.	70,366	2,655,613
SECOM Co., Ltd.	69,300	3,783,352
Serco Group PLC	144,136	1,326,692
Waste Management, Inc.	18,690	610,602
		$16,734,260
Communications Equipment — 4.7%
Cisco Systems, Inc.(1)	999,233	$27,049,237
Corning, Inc.	179,244	4,300,064
Harris Corp.	47,813	2,996,919

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Communications Equipment (continued)
Nokia Oyi ADR	434,865	$16,706,337
QUALCOMM, Inc.	729,121	28,690,911
Research In Motion, Ltd.(1)	134,312	15,230,981
Telefonaktiebolaget LM Ericsson	1,312,284	3,071,504
		$98,045,953
Computer Peripherals — 6.0%
Apple, Inc.(1)	410,532	$81,318,179
Brocade Communications Systems, Inc.(1)	76,415	560,886
Dell, Inc.(1)	321,830	7,888,053
EMC Corp.(1)	279,905	5,186,640
Fujitsu, Ltd.	153,121	1,024,299
Hewlett-Packard Co.	247,871	12,512,528
International Business Machines Corp.	81,602	8,821,176
Mitsumi Electric Co., Ltd.	51,400	1,719,645
NEC Corp.	50,000	229,662
Palm, Inc.	54,994	348,662
SanDisk Corp.(1)	93,871	3,113,701
Seagate Technology	85,910	2,190,705
Toshiba Corp.	187,431	1,383,234
		$126,297,370
Construction & Engineering — 0.1%
Chiyoda Corp.	67,000	$755,601
JGC Corp.	64,000	1,097,357
Kajima Corp.	106,000	344,043
Nishimatsu Construction Co., Ltd.	97,000	269,333
Toda Corp.	37,000	177,381
		$2,643,715
Construction Materials — 0.2%
Cemex SAB de CV ADR(1)	88,811	$2,295,764
Sumitomo Osaka Cement Co., Ltd.	330,591	625,013
Vulcan Materials Co.	27,988	2,213,571
		$5,134,348
Consumer Finance — 0.2%
Credit Saison Co., Ltd.	41,400	$1,127,776
Mitsubishi UFJ Nicos Co., Ltd.(1)	87,000	192,494
Orix Corp.	1,460	245,553
Student Loan Corp.	17,266	1,899,260
		$3,465,083

Security	Shares	Value
Containers & Packaging — 0.1%
Bemis Co., Inc.	21,337	$584,207
Toyo Seikan Kaisha, Ltd.	71,300	1,264,253
		$1,848,460
Distributors — 0.0%
Genuine Parts Co.	12,278	$568,471
		$568,471
Diversified Consumer Services — 0.1%
H&R Block, Inc.	65,199	$1,210,745
Regis Corp.	10,423	291,427
		$1,502,172
Diversified Financial Services — 2.1%
Bank of America Corp.	270,451	$11,158,808
Citigroup, Inc.	77,403	2,278,744
CME Group, Inc.	6,433	4,413,038
Fortis	166,380	4,355,611
ING Groep NV	345,009	13,443,399
JPMorgan Chase & Co.	99,789	4,355,790
London Stock Exchange Group	29,609	1,163,450
Moody's Corp.	59,015	2,106,835
		$43,275,675
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	179,440	$7,457,526
Citizens Communications Co.	462,437	5,886,823
Deutsche Telekom AG	241,922	5,324,554
Embarq Corp.	13,779	682,474
France Telecom SA	222,639	7,986,220
Telecom Italia SpA	1,752,487	4,155,527
Telefonica SA	825,446	26,757,892
Verizon Communications, Inc.	246,478	10,768,624
Windstream Corp.	213,978	2,785,994
		$71,805,634
Electric Utilities — 2.1%
Duke Energy Corp.	208,933	$4,214,179
E. ON AG	54,239	11,530,821
Electricite de France	37,008	4,408,105
Enel SpA	1,137,993	13,531,952
Exelon Corp.	21,194	1,730,278

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities (continued)
Fortum Oyj	37,386	$1,679,398
Hokkaido Electric Power Co.	13,500	291,006
Iberdrola SA	83,468	1,264,497
Kyushu Electric Power Co., Inc.	13,400	328,955
Scottish and Southern Energy PLC	58,381	1,903,658
Shikoku Electric Power Co.	5,700	152,545
Tokyo Electric Power Co., Inc.	21,001	543,637
Union Fenosa SA	20,612	1,391,379
		$42,970,410
Electrical Equipment — 1.1%
ABB, Ltd.	330,336	$9,524,180
Cooper Industries, Ltd., Class A	30,705	1,623,680
Emerson Electric Co.	193,032	10,937,193
Fuji Electric Holdings Co., Ltd.	162,000	559,942
Fujikura, Ltd.	62,000	313,254
Hitachi Cable, Ltd.	52,000	306,857
Ushio, Inc.	13,500	294,674
		$23,559,780
Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc.(1)	73,937	$2,716,445
Anritsu Corp.	33,000	135,379
Electrocomponents PLC	382,181	1,573,601
Hoya Corp.	11,700	370,178
Kyocera Corp.	73,234	6,472,003
Mabuchi Motor Co., Ltd.	7,700	462,231
Murata Manufacturing Co., Ltd.	6,400	367,518
Nippon Electric Glass Co., Ltd.	12,000	195,205
Omron Corp.	11,800	277,812
Premier Farnell PLC	346,165	1,006,558
Taiyo Yuden Co., Ltd.	61,000	974,537
TDK Corp.	66,700	4,912,652
Tyco Electronics, Ltd.	37,526	1,393,340
		$20,857,459
Energy Equipment & Services — 0.8%
Fugro NV	16,395	$1,266,231
Halliburton Co.	168,088	6,372,216
Noble Corp.	25,411	1,435,976
Schlumberger, Ltd.	30,905	3,040,125
Transocean, Inc.(1)	39,772	5,693,362
		$17,807,910

Security	Shares	Value
Food & Staples Retailing — 1.9%
Circle K Sunkus Co., Ltd.	16,500	$243,886
CVS Caremark Corp.	273,973	10,890,427
Familymart Co., Ltd.	10,600	331,935
Koninklijke Ahold NV(1)	122,728	1,699,640
Kroger Co. (The)	129,054	3,447,032
Matsumotokiyoshi Holdings Co., Ltd.(1)	10,300	250,781
Metro AG	28,658	2,412,513
Safeway, Inc.	93,179	3,187,654
Seven and I Holdings Co., Ltd.	86,960	2,526,400
SUPERVALU, Inc.	17,345	650,784
Sysco Corp.	100,301	3,130,394
UNY Co., Ltd.	21,000	177,382
Wal-Mart Stores, Inc.	227,586	10,817,163
		$39,765,991
Food Products — 2.6%
Campbell Soup Co.	17,968	$641,997
ConAgra Foods, Inc.	77,043	1,832,853
H.J. Heinz Co.	14,987	699,593
Hershey Co. (The)	100,458	3,958,045
Kraft Foods, Inc., Class A	88,500	2,887,755
Meiji Seika Kaisha, Ltd.	260,851	1,107,166
Morinaga & Co., Ltd.	396,079	833,590
Nestle SA	58,598	26,907,633
Nissin Food Products Co., Ltd.	11,700	377,418
Sara Lee Corp.	32,588	523,363
Tate & Lyle PLC	125,716	1,119,443
Toyo Suisan Kaisha Ltd.	15,000	269,798
Unilever NV	343,720	12,628,523
		$53,787,177
Gas Utilities — 0.2%
Gas Natural SDG SA	45,614	$2,662,652
Snam Rete Gas SpA	260,064	1,660,743
		$4,323,395
Health Care Equipment & Supplies — 1.3%
Advanced Medical Optics, Inc.(1)	36,839	$903,661
Covidien, Ltd.	19,968	884,383
Gen-Probe, Inc.(1)	23,579	1,483,826
Hologic, Inc.(1)	16,098	1,104,967
Hospira, Inc.(1)	13,029	555,557
Immucor, Inc.(1)	58,135	1,976,009

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(1)	23,868	$7,745,166
Medtronic, Inc.	123,565	6,211,613
Olympus Corp.	75,000	3,056,626
Terumo Corp.	71,200	3,711,855
		$27,633,663
Health Care Providers & Services — 0.9%
DaVita, Inc.(1)	20,000	$1,127,000
Humana, Inc.(1)	35,364	2,663,263
Laboratory Corp. of America Holdings(1)	17,446	1,317,696
LifePoint Hospitals, Inc.(1)	56,070	1,667,522
Lincare Holdings, Inc.(1)	56,738	1,994,908
McKesson Corp.	119,157	7,805,975
UnitedHealth Group, Inc.	56,433	3,284,401
		$19,860,765
Health Care Technology — 0.0%
IMS Health, Inc.	20,213	$465,708
		$465,708
Hotels, Restaurants & Leisure — 1.4%
Accor SA	26,214	$2,095,564
Carnival Corp., Unit	126,018	5,606,541
Cheesecake Factory, Inc.(1)	34,858	826,483
Harrah's Entertainment, Inc.	90,131	7,999,126
Starbucks Corp.(1)	185,031	3,787,585
Starwood Hotels & Resorts Worldwide, Inc.	54,114	2,382,639
Yum! Brands, Inc.	157,714	6,035,715
		$28,733,653
Household Durables — 0.9%
Daito Trust Construction Co., Ltd.	9,200	$504,731
Garmin, Ltd.	44,943	4,359,471
Jarden Corp.(1)	46,889	1,107,049
Makita Corp.	13,500	564,395
Pioneer Corp.	77,800	699,312
Ryland Group, Inc.	10,448	287,842
Sekisui House, Ltd.	138,639	1,481,825
Sharp Corp.	86,000	1,534,082
Snap-On, Inc.	15,120	729,389
Sony Corp.	72,700	3,960,905

Security	Shares	Value
Household Durables (continued)
Stanley Works	48,688	$2,360,394
Thomson	74,363	1,051,477
		$18,640,872
Household Products — 1.0%
Colgate-Palmolive Co.	19,867	$1,548,831
Kao Corp.	114,654	3,446,837
Procter & Gamble Co.	196,035	14,392,890
Uni-Charm Corp.	8,500	536,422
		$19,924,980
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)(1)	44,959	$961,673
		$961,673
Industrial Conglomerates — 2.7%
3M Co.	81,121	$6,840,123
General Electric Co.	673,171	24,954,449
Hankyu Hanshin Holdings, Inc.	71,000	306,467
Siemens AG	155,733	24,761,897
		$56,862,936
Insurance — 4.3%
ACE, Ltd.	78,172	$4,829,466
AFLAC, Inc.	68,355	4,281,074
Alleanza Assicurazioni SpA	121,297	1,575,579
Allianz AG	16,500	3,554,749
Allstate Corp. (The)	87,349	4,562,238
AMBAC Financial Group, Inc.	27,250	702,233
American International Group, Inc.	181,213	10,564,718
AON Corp.	136,360	6,503,008
Assicurazioni Generali SpA	25,617	1,159,580
AXA SA	428,404	17,080,000
Cincinnati Financial Corp.	20,643	816,224
CNP Assurances	14,204	1,848,146
Corporacion Mapfre SA	246,590	1,081,890
Fondiaria - SAI SpA	25,051	1,027,619
Lincoln National Corp.	3,641	211,979
Marsh & McLennan Cos., Inc.	83,242	2,203,416
MBIA Inc.	21,774	405,650
Munchener Ruckversicherungs-Gesellschaft AG	58,944	11,447,431

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance (continued)
Nipponkoa Insurance Company	20,000	$181,578
Prudential PLC	551,489	7,765,397
Resolution PLC	96,239	1,362,237
Sompo Japan Insurance, Inc.	91,000	816,064
Storebrand ASA	94,707	982,530
T & D Holdings, Inc.	17,500	890,424
TrygVesta AS	22,648	1,717,341
XL Capital Ltd., Class A	41,230	2,074,281
		$89,644,852
Internet & Catalog Retail — 0.3%
IAC/InterActiveCorp(1)	273,397	$7,359,847
		$7,359,847
Internet Software & Services — 3.3%
Akamai Technologies, Inc.(1)	75,896	$2,626,002
eAccess, Ltd.	387	240,117
eBay, Inc.(1)	417,326	13,851,050
Google Inc., Class A(1)	60,763	42,016,399
VeriSign, Inc.(1)	146,768	5,519,944
Yahoo!, Inc.(1)	219,676	5,109,664
		$69,363,176
IT Services — 0.6%
CSK Holdings Corp.	55,800	$1,798,344
Electronic Data Systems Corp.	26,776	555,066
Metavante Technologies, Inc.(1)	12,238	285,390
Nomura Research Institute, Ltd.	14,000	458,015
NTT Data Corp.	803	3,556,608
Obic Co., Ltd.	1,570	288,976
Satyam Computer Services, Ltd. ADR	171,090	4,571,525
Western Union Co.	40,000	971,200
		$12,485,124
Leisure Equipment & Products — 0.4%
Eastman Kodak Co.	20,370	$445,492
Fuji Photo Film Co., Ltd.	56,600	2,369,023
Hasbro, Inc.	26,234	671,066
Mattel, Inc.	31,709	603,739
Nikon Corp.	97,000	3,299,777
		$7,389,097

Security	Shares	Value
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	27,425	$713,599
Thermo Fisher Scientific, Inc.(1)	12,387	714,482
		$1,428,081
Machinery — 1.7%
AGCO Corp.(1)	44,000	$2,991,120
Amada Co., Ltd.	38,000	329,596
Amano Corp.	26,000	307,165
Danaher Corp.	1,373	120,467
Dover Corp.	13,219	609,264
Eaton Corp.	46,216	4,480,641
Ebara Corp.	330,410	1,121,611
Fanuc, Ltd.	70,627	6,847,155
Illinois Tool Works, Inc.	13,282	711,118
Ishikawajima-Harima Heavy Industries Co., Ltd.	196,000	404,704
Japan Steel Works, Ltd.	135,000	1,957,562
Kawasaki Heavy Industries, Ltd.	209,000	611,471
Komatsu, Ltd.	93,000	2,494,183
Kurita Water Industries, Ltd.	14,700	443,379
Minebea Co., Ltd.	212,227	1,359,640
NGK Insulators, Ltd.	19,000	509,415
NSK, Ltd.	151,000	1,547,813
Pall Corp.	19,443	783,942
Parker Hannifin Corp.	60,996	4,593,609
Terex Corp.(1)	17,058	1,118,493
Vallourec SA	6,506	1,759,627
		$35,101,975
Marine — 0.1%
Kawasaki Kisen Kaisha, Ltd.	50,000	$485,396
Nippon Yusen KK	175,000	1,378,649
		$1,864,045
Media — 2.1%
CBS Corp., Class B	46,764	$1,274,319
Comcast Corp., Class A(1)	526,294	9,610,128
Comcast Corp., Special Class A(1)	158,938	2,879,957
Daily Mail & General Trust NV, Class A	99,284	981,261
Focus Media Holding, Ltd. ADR(1)	38,604	2,193,093
Fuji Television Network, Inc.	216	355,211
Idearc, Inc.	12,323	216,392

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media (continued)
M6-Metropole Television	39,623	$1,041,343
McGraw-Hill Cos., Inc. (The)	67,277	2,947,405
Meredith Corp.	10,553	580,204
Omnicom Group, Inc.	82,642	3,927,974
PagesJaunes Groupe SA	90,227	1,806,038
TiVo, Inc.(1)	242,835	2,025,244
Tokyo Broadcasting System, Inc.	9,200	197,097
Trinity Mirror PLC	200,000	1,376,943
Viacom, Inc., Class B(1)	74,912	3,290,135
Walt Disney Co.	214,837	6,934,938
Wolters Kluwer NV	48,339	1,590,132
		$43,227,814
Metals & Mining — 2.5%
Alcoa, Inc.	83,506	$3,052,144
Anglo American PLC	165,185	10,026,943
Arcelor Mittal	154,075	11,964,361
Barrick Gold Corp.	10,583	445,015
Dowa Mining Co., Ltd.	143,791	998,625
Mitsui Mining & Smelting Co., Ltd.	52,000	206,976
Newmont Mining Corp.	35,000	1,709,050
Nippon Steel Corp.	83,000	508,038
Rio Tinto PLC	172,642	18,169,228
Steel Dynamics, Inc.	13,541	806,637
Sumitomo Metal Industries, Ltd.	241,613	1,104,885
Sumitomo Metal Mining Co., Ltd.	98,000	1,656,839
Sumitomo Titanium Corp.	2,400	175,647
Toho Zinc Co., Ltd.	44,000	236,496
Vedanta Resources PLC	23,766	964,209
		$52,025,093
Multiline Retail — 0.6%
Arcandor AG(1)	39,659	$948,164
Hankyu Department Stores	42,000	326,591
J Front Retailing Co., Ltd.(1)	28,000	247,379
Marks & Spencer Group PLC	115,676	1,280,470
Nordstrom, Inc.	42,995	1,579,206
PPR SA	12,595	2,023,124
Ryohin Keikaku Co., Ltd.	4,500	270,128
Sears Holdings Corp.(1)	50,414	5,144,749
Target Corp.	15,525	776,250
		$12,596,061

Security	Shares	Value
Multi-Utilities — 1.5%
Ameren Corp.	72,149	$3,911,197
Centrica PLC	307,754	2,192,164
Consolidated Edison, Inc.	26,799	1,309,131
Kelda Group PLC	93,661	2,019,658
NiSource, Inc.	161,910	3,058,480
NorthWestern Corp.	25,742	759,389
PG&E Corp.	9,132	393,498
Public Service Enterprise Group, Inc.	56,822	5,582,193
Suez SA	38,398	2,604,099
TECO Energy, Inc.	30,971	533,011
United Utilities PLC	429,187	6,449,888
Veolia Environnement	31,200	2,841,964
		$31,654,672
Office Electronics — 0.3%
Canon, Inc.	103,300	$4,727,688
Xerox Corp.	38,686	626,326
		$5,354,014
Oil, Gas & Consumable Fuels — 8.0%
BP PLC	1,700,467	$20,780,091
Chevron Corp.	86,537	8,076,498
ConocoPhillips	144,488	12,758,290
Dampskibsselskabet Torm	38,591	1,346,319
El Paso Corp.	56,715	977,767
ENI SpA	287,820	10,504,374
Exxon Mobil Corp.	345,765	32,394,723
Frontline, Ltd.	48,212	2,300,793
Marathon Oil Corp.	41,245	2,510,171
Nippon Mining Holdings, Inc.	33,000	209,306
Parallel Petroleum Corp.(1)	90,562	1,596,608
Royal Dutch Shell PLC, Class A	353,562	14,925,578
Royal Dutch Shell PLC, Class B	383,980	16,006,449
Showa Shell Sekiyu KK	119,900	1,323,596
Suncor Energy, Inc.	27,545	2,994,968
TonenGeneral Sekiyu KK	64,000	629,316
Total SA	342,852	28,388,254
Williams Cos., Inc.	159,612	5,710,917
XTO Energy, Inc.	90,000	4,622,400
		$168,056,418

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Paper and Forest Products — 0.1%
International Paper Co.	50,046	$1,620,489
Mondi PLC	120,585	1,009,074
OJI Paper Co., Ltd.	114,000	560,082
		$3,189,645
Personal Products — 0.3%
Alberto-Culver Co.	11,849	$290,774
Beiersdorf AG	28,716	2,225,244
Herbalife, Ltd.	21,454	864,167
L'Oreal SA	9,729	1,393,167
Oriflame Cosmetics SA	32,734	2,083,725
		$6,857,077
Pharmaceuticals — 5.8%
Abbott Laboratories	155,754	$8,745,587
Allergan, Inc.	41,914	2,692,555
Astellas Pharma, Inc.	67,800	2,940,528
AstraZeneca PLC	200,545	8,632,014
Bristol-Myers Squibb Co.	330,336	8,760,511
Cardiome Pharma Corp.(1)	60,000	535,200
Chugai Pharmaceuticals Co., Ltd.	46,500	665,035
Daiichi Sankyo Co., Ltd.	66,600	2,049,208
Eisai Co., Ltd.	76,646	2,999,758
Eli Lilly & Co.	28,000	1,494,920
Endo Pharmaceuticals Holdings, Inc.(1)	42,910	1,144,410
GlaxoSmithKline PLC	722,025	18,336,924
Johnson & Johnson	59,097	3,941,770
King Pharmaceuticals, Inc.(1)	56,866	582,308
Medicines Co.(1)	62,461	1,196,753
Merck & Co., Inc.	67,290	3,910,222
Novartis AG	161,420	8,827,629
Pfizer, Inc.	513,822	11,679,174
Roche Holding AG	91,418	15,803,043
Sanofi-Synthelabo SA	126,955	11,621,494
Santen Pharmaceutical Co., Ltd.	17,000	419,220
Takeda Pharmaceutical Co., Ltd.	68,131	3,980,271
Tanabe Seiyaku Co., Ltd.	28,000	260,099
		$121,218,633
Real Estate Investment Trusts (REITs) — 0.3%
Host Hotels & Resorts, Inc.	33,128	$564,501
Japan Real Estate Investment Corp.	50	620,548

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Japan Retail Fund Investment Corp.	50	$354,558
Nippon Building Fund, Inc.	72	1,005,467
Simon Property Group, Inc.	35,779	3,107,764
		$5,652,838
Real Estate Management & Development — 0.3%
Heiwa Real Estate Co., Ltd.	104,000	$659,155
Kungsleden AB	90,902	1,007,211
LEOPALACE21 Corp.	8,200	220,316
Mitsubishi Estate Co., Ltd.	104,000	2,477,794
NTT Urban Development Corp.	170	272,158
Tokyo Tatemono Co., Ltd.	19,000	178,211
Tokyu Land Corp.	93,000	795,739
		$5,610,584
Road & Rail — 0.3%
CSX Corp.	48,354	$2,126,609
East Japan Railway Co.	64	526,434
Kinetsu Corp.	91,000	282,180
Norfolk Southern Corp.	41,055	2,070,814
Ryder System, Inc.	14,154	665,380
Tobu Railway Co., Ltd.	154,000	717,010
		$6,388,427
Semiconductors & Semiconductor Equipment — 3.4%
Advantest Corp.	122,500	$3,463,758
Applied Materials, Inc.	498,564	8,854,497
Atheros Communications, Inc.(1)	66,024	2,016,373
Intel Corp.	991,292	26,427,845
Intersil Corp., Class A	40,863	1,000,326
KLA-Tencor Corp.	154,838	7,456,998
MEMC Electronic Materials, Inc.(1)	74,411	6,584,629
Microchip Technology, Inc.	56,000	1,759,520
NVIDIA Corp.(1)	202,228	6,879,797
ROHM Co., Ltd.	2,900	251,594
Tessera Technologies, Inc.(1)	26,615	1,107,184
Tokyo Electron, Ltd.	66,100	4,017,000
Veeco Instruments, Inc.(1)	23,763	396,842
		$70,216,363

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 4.8%
Autodesk, Inc.(1)	101,343	$5,042,828
CA, Inc.	43,249	1,079,063
Compuware Corp.(1)	58,560	520,013
Electronic Arts, Inc.(1)	118,496	6,921,351
Konami Corp.	80,300	2,633,729
Magma Design Automation, Inc.(1)	89,595	1,093,955
Microsoft Corp.	1,383,680	49,259,008
NAVTEQ Corp.(1)	64,478	4,874,537
Nintendo Co., Ltd.	1,600	939,443
Oracle Corp.(1)	845,520	19,091,842
Oracle Corp. Japan	10,800	474,190
Parametric Technology Corp.(1)	129,093	2,304,310
Trend Micro, Inc.(1)	62,897	2,237,163
VMware, Inc., Class A(1)	22,047	1,873,775
Wind River Systems, Inc.(1)	162,968	1,455,304
		$99,800,511
Specialty Retail — 1.2%
Abercrombie & Fitch Co., Class A	30,198	$2,414,934
Aoyama Trading Co., Ltd.	9,600	248,625
Best Buy Co., Inc.	74,789	3,937,641
DSG International PLC	991,884	1,960,988
Fast Retailing Co., Ltd.	53,900	3,855,126
Home Depot, Inc.	28,769	775,037
Inditex SA	39,946	2,417,130
Kingfisher PLC	330,000	946,293
Limited Brands, Inc.	65,104	1,232,419
OfficeMax, Inc.	26,794	553,564
PetSmart, Inc.	48,298	1,136,452
Shimamura Co., Ltd.	2,400	202,932
Staples, Inc.	194,492	4,486,930
Tiffany & Co.	13,839	637,009
TJX Companies, Inc. (The)	25,596	735,373
Yamada Denki Co., Ltd.	4,300	485,062
		$26,025,515
Textiles, Apparel & Luxury Goods — 0.5%
Asics Corp.	22,000	$315,175
Coach, Inc.(1)	2,923	89,385
Compagnie Financiere Richemont AG, Class A	33,833	2,311,502

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc.(1)	4,073	$110,663
Nike, Inc., Class B	66,150	4,249,476
Swatch Group AG, Class B	6,168	1,854,260
Toyobo Co., Ltd.	290,000	584,713
Unitika, Ltd.	198,000	219,569
		$9,734,743
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp.	132,698	$1,186,320
Fannie Mae	56,108	2,243,198
Sovereign Bancorp, Inc.	196,914	2,244,820
		$5,674,338
Tobacco — 1.0%
Altadis SA	27,097	$1,966,136
Altria Group, Inc.	127,887	9,665,699
Imperial Tobacco Group PLC	46,553	2,517,903
Reynolds American, Inc.	73,886	4,873,521
Swedish Match AB	64,387	1,532,936
UST, Inc.	21,669	1,187,461
		$21,743,656
Trading Companies & Distributors — 0.3%
ITOCHU Corp.	116,000	$1,119,358
Marubeni Corp.	49,000	343,343
Mitsui and Co., Ltd.	157,962	3,298,664
Toyota Tsusho Corp.	59,791	1,612,153
		$6,373,518
Transportation Infrastructure — 0.1%
Societe des Autoroutes Paris-Rhin-Rhone	18,585	$1,820,537
		$1,820,537
Water Utilities — 0.1%
Severn Trent PLC	52,773	$1,604,973
		$1,604,973

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 2.1%
Bouygues SA	23,071	$1,917,039
KDDI Corp.	630	4,661,417
Millicom International Cellular SA(1)	23,628	2,786,686
NII Holdings, Inc., Class B(1)	86,434	4,176,491
Softbank Corp.	189,598	3,888,610
Vodafone Group PLC	7,018,130	26,345,451
		$43,775,694
Total Common Stocks (identified cost $1,698,321,782)		$2,115,471,199
Total Investments — 101.1% (identified cost $1,698,321,782)		$2,115,471,199
Covered Call Options Written — (1.4)%

Description	Number of Contracts	Strike Price		Expiration Date	Value
Euro Stoxx 50 Index	33,915	EUR	4,450	1/18/08	$(2,072,671)
EURTOP 100 Index	11,612	EUR	317	1/15/08	(5,656,786)
FTSE 100 Index	9,218	GBP	6,500	1/18/08	(1,816,586)
Nasdaq 100 Index	754		$2,075	1/19/08	(4,327,960)
Nasdaq 100 Index	985		$2,085	1/19/08	(4,683,675)
Nasdaq 100 Index	486		$2,100	1/19/08	(1,846,800)
Nikkei Index	1,458,037	JPY	16,500	1/11/08	(65,429)
S&P 500 Index	986		$1,475	1/19/08	(2,218,500)
S&P 500 Index	2,187		$1,480	1/19/08	(4,505,220)
S&P 500 Index	666		$1,485	1/19/08	(1,178,820)
S&P 500 Index	159		$1,490	1/19/08	(254,400)
S&P 500 Index	676		$1,500	1/19/08	(811,200)
SMI Index	5,445	CHF	8,600	1/18/08	(406,397)

Total Covered Call Options Written (premiums received $30,896,320)	$(29,844,444)
Other Assets, Less Liabilities — 0.3%	$5,536,895
Net Assets — 100.0%	$2,091,163,650

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

GBP - Great British Pound

JPY - Japanese Yen

(1)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	52.7%	$1,101,891,295
United Kingdom	10.7	224,283,388
Japan	9.6	201,679,547
France	6.0	124,986,984
Germany	5.6	117,099,154
Switzerland	4.0	83,037,137
Spain	2.9	59,830,629
Netherlands	2.3	47,503,835
Italy	2.1	44,856,909
Cayman Islands	1.0	20,583,261
Canada	0.9	19,206,164
Finland	0.9	18,385,735
Luxembourg	0.8	16,834,772
Other Countries, less than 0.3% each	1.6	35,292,389
	101.1%	$2,115,471,199

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $1,698,321,782)	$2,115,471,199
Cash	4,497,916
Receivable for investments sold	7,232,717
Dividends and interest receivable	3,054,832
Tax reclaims receivable	828,720
Total assets	$2,131,085,384
Liabilities
Written options outstanding, at value (premiums received, $30,896,320)	$29,844,444
Payable for investments purchased	7,566,790
Payable to affiliate for investment advisory fee	1,806,092
Payable to affiliate for Trustees' fees	8,899
Accrued expenses	695,509
Total liabilities	$39,921,734
Net Assets	$2,091,163,650
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 106,308,067 shares issued and outstanding	$1,063,081
Additional paid-in capital	1,671,319,087
Accumulated undistributed net realized gain (computed on the basis of identified cost)	1,098,737
Accumulated distributions in excess of net investment income	(572,386)
Net unrealized appreciation (computed on the basis of identified cost)	418,255,131
Net Assets	$2,091,163,650
Net Asset Value
($2,091,163,650 ÷ 106,308,067 common shares issued and outstanding)	$19.67

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $2,679,486)	$44,946,819
Interest	508,647
Total investment income	$45,455,466
Expenses
Investment adviser fee	$21,124,184
Trustees' fees and expenses	34,556
Custodian fee	876,120
Printing and postage	363,865
Legal and accounting services	125,353
Transfer and dividend disbursing agent fees	60,321
Miscellaneous	223,379
Total expenses	$22,807,778
Deduct — Reduction of custodian fee	$1,740
Total expense reductions	$1,740
Net expenses	$22,806,038
Net investment income	$22,649,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$24,263,502
Written options	(5,960,066)
Foreign currency and forward foreign currency exchange contract transactions	(14,048,375)
Net realized gain	$4,255,061
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$158,994,858
Written options	591,973
Foreign currency and forward foreign currency exchange contracts	16,724,133
Net change in unrealized appreciation (depreciation)	$176,310,964
Net realized and unrealized gain	$180,566,025
Net increase in net assets from operations	$203,215,453

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$22,649,428	$25,534,242
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	4,255,061	89,283,659
Net change in unrealized appreciation from investments, written options, and foreign currency and forward foreign currency exchange contracts	176,310,964	175,616,038
Net increase in net assets from operations	$203,215,453	$290,433,939
Distributions — From net investment income	$(4,120,998)	$(25,488,980)
From net realized gain	(10,389,556)	(13,275,031)
Tax return of capital	(176,750,407)	(151,519,753)
Total distributions	$(191,260,961)	$(190,283,764)
Capital share transactions — Reinvestment of distributions	$4,050,115	$8,602,480
Offering costs	—	(213,482)
Net increase in net assets from capital share transactions	$4,050,115	$8,388,998
Net increase in net assets	$16,004,607	$108,539,173
Net Assets
At beginning of year	$2,075,159,043	$1,966,619,870
At end of year	$2,091,163,650	$2,075,159,043
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(572,386)	$(5,014,512)

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,		Period Ended December 31,
	2007	2006	2005(1)
Net asset value — Beginning of period	$19.560	$18.610	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.213	$0.242	$0.031
Net realized and unrealized gain (loss)	1.697	2.510	(0.063)
Total income (loss) from operations	$1.910	$2.752	$(0.032)
Less distributions
From net investment income	$(0.039)	$(0.241)	$(0.031)
From net realized gain	(0.098)	(0.126)	(0.145)
Tax return of capital	(1.663)	(1.433)	(0.274)
Total distributions	$(1.800)	$(1.800)	$(0.450)
Offering costs charged to paid-in capital(3)	$—	$(0.002)	$(0.008)
Net asset value — End of period	$19.670	$19.560	$18.610
Market value — End of period	$17.360	$20.320	$17.200
Total Investment Return on Net Asset Value(4)	10.55%	15.47%	(0.04	)%(5)(7)
Total Investment Return on Market Value(4)	(6.08)%	29.79%	(7.62	)%(5)(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,091,164	$2,075,159	$1,966,620
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.08%	1.07%	1.07	%(6)
Expenses after custodian fee reduction	1.08%	1.07%	1.07	%(6)
Net investment income	1.07%	1.26%	0.64	%(6)
Portfolio Turnover	13%	14%	6%

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a substantial portion of the value of the Fund's total investments.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Offering Costs — Costs incurred by the Fund in connection with the offering of its common shares were recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$9,083,785	$33,026,225
Long-term capital gains	$5,426,769	$5,737,786
Tax return of capital	$176,750,407	$151,519,753

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $14,086,304 and accumulated distributions in excess of net investment income was increased by $14,086,304 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$418,781,482

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and investments in PFICs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets, as referred to herein, represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2007, the advisory fee amounted to $21,124,184. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $282,496,847 and $451,469,174, respectively, for the year ended December 31, 2007.

5  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the years ended December 31, 2007 and December 31, 2006 were 207,911 and 445,156, respectively.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,699,382,604
Gross unrealized appreciation	$473,322,797
Gross unrealized depreciation	(57,234,202)
Net unrealized appreciation	$416,088,595

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

risks. These financial instruments may include written options, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2007 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	1,542,382	$25,179,302
Options written	18,319,838	340,357,047
Options terminated in closing purchase transactions	(18,300,283)	(304,806,448)
Options expired	(80,533)	(29,833,581)
Outstanding, end of year	1,481,404	$30,896,320

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risk Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, capital gain dividends and foreign tax credit.

Qualified Dividend Income. The Fund designates $47,277,929, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 67.47% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $5,426,769 as a capital gain dividend.

Foreign Tax Credit. For the fiscal year ended December 31, 2007, the Fund paid foreign taxes of $2,635,662 and recognized foreign source income of $48,249,755.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
1-866-439-6787

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2007, our records indicate that there are 60 registered shareholders and 108,455 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees, who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2009. 2 years. Trustee since 2007 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Fund.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2009. 2 years. Trustee since 2007.	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Class III Trustee	Until 2008. 3 years. Trustee since 2005.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2008. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2008. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM and BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer of EVC, EVM and BMR and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 29, 2007. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787

Overnight Mail:
PFPC Inc.

Attn: Eaton Vance Funds
250 Royall Street
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2552-2/08   CE-TMGBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the

Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended December 31, 2006 and December 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$35,680	$41,180

Audit-Related Fees(1)	0	0

Tax Fees(2)	7,650	7,918

All Other Fees(3)	0	0

Total	$43,330	$49,098

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2006 and the fiscal year ended December 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/06	12/31/07

Registrant	$7,650	$7,918

Eaton Vance(1)	$74,600	$281,446

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

EVM is investment adviser to the Fund.  EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.  In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers.  Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Biographical information about Mr. Row is provided in the table above.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio.  Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities.  Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds.  Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies.  Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	8	$15,429.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	13	$6,709.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11,844	$24,619.5	0	$0
Thomas Seto
Registered Investment Companies	13	$6,709.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11,844	$24,619.5	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$14,024.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	384	$1,261.6	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock.  Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008